UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2005

GE Commercial Mortgage Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114525-03 (Commission File Number)	02-0666931 (IRS Employer Identification No.)
292 Long Ridge Road, Stamford, Connecticut (Address of principal executive offices)	06927 (Zip Code)

Registrant's telephone number, including area code 203-357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K /A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K /A relates to the monthly distribution reported to the holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3, which was made on October 11, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on October 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GE COMMERCIAL MORTGAGE CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 23, 2006
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Administrator:
Deanna Murphy 312.904.7989
deanna.murphy@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
SWAP Summary
Cash Reconciliation Summary
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Rating Information
Loan Level Detail
Historical Collateral Prepayment
Page 2-5

Page 7-9

Page 13-14
Page 15-20

Delinquent Loan Detail
Realized Loss Detail
Historical REO Report
Defeased Loans
Appraisal Reduction Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Page 22-24

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GECM05C3
GECM05C3_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Aug-05
12-Sep-05
10-Jul-45
Modified Loan Detail

Parties to The Transaction
Depositor: GE Commercial Mortgage Corporation
Underwriter: Banc of America Securities LLC/Deutsche Bank Securities Inc.
Master Servicer: Midland Loan Services, Inc.
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Fitch, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.midlandls.com
www.etrustee.net

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.152678%
3.728130%
3.935380%
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
95
Upper-Tier REMIC
Revised Date:
ABN AMRO Acct: 722902.1
992.833461468
8.195521679
0.000000000
984.637939788
3.798415331
Fixed
0.00
0.00
0.000000000
4.5910000000%
0.000000000
36828QNQ5
A-1
70,551,000.00
578,202.25
0.00
69,467,191.29
267,982.00
70,045,393.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.044166660
Fixed
0.00
0.00
0.000000000
4.8530000000%
0.000000000
36828QNR3
A-2
117,365,000.00
0.00
0.00
117,365,000.00
474,643.62
117,365,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.052500000
Fixed
0.00
0.00
0.000000000
4.8630000000%
0.000000000
36828QPU4
A-3FX
180,000,000.00
0.00
0.00
180,000,000.00
729,450.00
180,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.205000000
5.0460000000%
0.00
0.00
0.000000000
5.0460000000%
0.000000000
36828QNT9
A-4
145,390,000.00
0.00
0.00
145,390,000.00
611,364.95
145,390,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.149166695
4.9790000000%
0.00
0.00
0.000000000
4.9790000000%
0.000000000
36828QNU6
A-5
118,168,000.00
0.00
0.00
118,168,000.00
490,298.73
118,168,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.235833333
5.0830000000%
0.00
0.00
0.000000000
5.0830000000%
0.000000000
36828QNW2
A-6
75,000,000.00
0.00
0.00
75,000,000.00
317,687.50
75,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.116666667
Fixed
0.00
0.00
0.000000000
4.9400000000%
0.000000000
36828QPV2
A-AB
74,502,000.00
0.00
0.00
74,502,000.00
306,699.90
74,502,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.145000000
4.9740000000%
0.00
0.00
0.000000000
4.9740000000%
0.000000000
36828QPW0
A-7A
386,682,000.00
0.00
0.00
386,682,000.00
1,602,796.89
386,682,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.195833348
5.0350000000%
0.00
0.00
0.000000000
5.0350000000%
0.000000000
36828QPX8
A-7B
55,241,000.00
0.00
0.00
55,241,000.00
231,782.03
55,241,000.00
999.686469786
0.355128587
0.000000000
999.331341199
4.122873615
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
36828QNY8
A-1A
444,990,000.00
158,028.67
0.00
444,692,453.52
1,834,637.53
444,850,482.19
1000.000000000
0.000000000
0.000000000
1000.000000000
4.220833328
5.0650000000%
0.00
0.00
0.000000000
5.0650000000%
0.000000000
36828QNZ5
A-J
161,353,000.00
0.00
0.00
161,353,000.00
681,044.12
161,353,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.206738999
5.2092717517%
0.00
0.00
0.000000000
5.0480864885%
0.000000000
36828QPB6
B
13,226,000.00
0.00
0.00
13,226,000.00
55,638.33
13,226,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.222572175
5.2282717517%
0.00
0.00
0.000000000
5.0670864885%
0.000000000
36828QPC4
C
29,096,000.00
0.00
0.00
29,096,000.00
122,859.96
29,096,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.247571948
5.2582717517%
0.00
0.00
0.000000000
5.0970864885%
0.000000000
36828QPD2
D
21,161,000.00
0.00
0.00
21,161,000.00
89,882.87
21,161,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.261738738
5.2752717517%
0.00
0.00
0.000000000
5.1140864891%
0.000000000
36828QPE0
E
34,387,000.00
0.00
0.00
34,387,000.00
146,548.41
34,387,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.261738496
5.2752717517%
0.00
0.00
0.000000000
5.1140864891%
0.000000000
36828QPG5/U36984EC9
F
18,516,000.00
0.00
0.00
18,516,000.00
78,910.35
18,516,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.261738637
5.2752717517%
0.00
0.00
0.000000000
5.1140864891%
0.000000000
36828QPH3/U36984ED7
G
23,806,000.00
0.00
0.00
23,806,000.00
101,454.95
23,806,000.00
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.152678%
3.728130%
3.935380%
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
95
Upper-Tier REMIC
Revised Date:
ABN AMRO Acct: 722902.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.261738576
5.2752717517%
0.00
0.00
0.000000000
5.1140864891%
0.000000000
36828QPJ9/U36984EE5
H
21,161,000.00
0.00
0.00
21,161,000.00
90,182.65
21,161,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.261738706
5.2752717517%
0.00
0.00
0.000000000
5.1140864891%
0.000000000
36828QPK6/U36984EF2
J
31,742,000.00
0.00
0.00
31,742,000.00
135,276.11
31,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966667087
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPL4/U36984EG0
K
7,936,000.00
0.00
0.00
7,936,000.00
31,479.47
7,936,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666667
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPM2/U36984EH8
L
7,935,000.00
0.00
0.00
7,935,000.00
31,475.50
7,935,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666667
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPN0/U36984EJ4
M
10,581,000.00
0.00
0.00
10,581,000.00
41,971.30
10,581,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966665406
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPP5/U36984EK1
N
2,645,000.00
0.00
0.00
2,645,000.00
10,491.83
2,645,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666667
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPQ3/U36984EL9
O
7,935,000.00
0.00
0.00
7,935,000.00
31,475.50
7,935,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966667087
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPR1/U36984EM7
P
7,936,000.00
0.00
0.00
7,936,000.00
31,479.47
7,936,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966546947
4.7600000000%
0.00
)
(2.85
)
(0.000119716
4.7600000000%
0.000000000
36828QPS9/U36984EN5
Q
23,806,258.00
0.00
0.00
23,806,258.00
94,428.64
23,806,258.00
999.695136885
0.000000000
0.000000000
999.347219961
0.029274869
0.00
0.00
0.000000000
0.0351405563%
0.000000000
N
36828QPF7/U36984EB1
X-C
2,116,111,258.00
0.00
0.00
2,114,729,902.81
61,948.88
2,115,466,133.73
1000.000000000
0.000000000
0.000000000
1000.000000000
0.102902414
0.00
0.00
0.000000000
0.1234828981%
0.000000000
N
36828QPA8
X-P
2,070,356,000.00
0.00
0.00
2,070,356,000.00
213,044.63
2,070,356,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX0356
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW9929
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(2.85
2,091,111,258.00
2,090,466,133.73
9,653,167.04
Total
2,089,729,902.81
736,230.92
0.00
8,916,936.12
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.152678%
3.728130%
3.935380%
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
95
Excess Interest Grantor Trust
Revised Date:
ABN AMRO Acct: 722902.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX036
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.152678%
3.728130%
3.935380%
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
95
Class A-3FL Grantor Trust
Revised Date:
ABN AMRO Acct: 722902.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.103910400
4.0603800000%
0.00
0.00
0.000000000
3.8531300000%
0.000000000
36828QPT7
A-3FL
25,000,000.00
0.00
0.00
25,000,000.00
77,597.76
25,000,000.00
Total P&I Payment
0.00
0.00
25,000,000.00
25,000,000.00
77,597.76
Total
25,000,000.00
0.00
0.00
77,597.76
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Other Related Information
Revised Date:
Float Payer:
Fixed Payer:
SWAP Contract
SWAP Contract
Notional
Amount
Received
Amount
Paid
Yield Maintenance
Prepayment Premiums
Paid
Shortfall
Amount
SWAP Payments
Rate
Amount
25,000,000.00
25,000,000.00
%
4.73400
%
3.85313
98,625.00
77,597.76
0.00
21,027.24
0.00
0.00
Fixed Payer:
Float Payer:
0.00
0.00
%
0.00000
%
0.00000
0.00
0.00
0.00
0.00
0.00
0.00

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Revised Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,071,715.64
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
9,035,736.41
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(2.85
)
(2.85
9,017,324.02
)
(1,762.89
0.00
0.00
0.00
)
(1,762.89
333,351.23
402,879.69
736,230.92
0.00
0.00
0.00
0.00
0.00
0.00
736,230.92
9,753,554.94
9,751,792.05
2,115,466,133.94
132
736,230.92
0.00
0
0.00
0.00
0
0.00
0
2,114,729,903.02
132
0.00
0.00
402,879.69
5,964,020.76
402,879.69
5,964,020.76
18,409.54
0.00
0.00
47,860.78
66,270.32
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(18,409.54
9,015,561.13
Interest Not Advanced (
Current Period
)
0.00
5,964,020.76
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Revised Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,807,685.04
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,178,121.32
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(2.85
)
(2.85
7,161,247.76
)
(1,392.18
0.00
0.00
0.00
)
(1,392.18
248,488.47
329,713.78
578,202.25
0.00
0.00
0.00
0.00
0.00
0.00
578,202.25
7,739,450.01
7,738,057.83
1,670,615,158.68
95
578,202.25
0.00
0
0.00
0.00
0
0.00
0
1,670,036,956.43
95
0.00
0.00
329,713.78
4,370,436.29
329,713.78
4,370,436.29
16,870.72
0.00
0.00
36,722.24
53,592.96
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(16,870.72
7,159,855.58
Interest Not Advanced (
Current Period
)
0.00
4,370,436.29
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Revised Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
264,030.61
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,857,615.08
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,856,076.26
)
(370.71
0.00
0.00
0.00
)
(370.71
84,862.76
73,165.91
158,028.67
0.00
0.00
0.00
0.00
0.00
0.00
158,028.67
2,014,104.93
2,013,734.22
444,850,975.26
37
158,028.67
0.00
0
0.00
0.00
0
0.00
0
444,692,946.59
37
0.00
0.00
73,165.91
1,593,584.48
73,165.91
1,593,584.48
1,538.82
0.00
0.00
11,138.53
12,677.36
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(1,538.82
1,855,705.55
Interest Not Advanced (
Current Period
)
0.00
1,593,584.48
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Revised Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
267,982.00
267,982.00
267,982.00
0.00
20.00%
20.01%
30/360
4.591000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
474,643.62
474,643.62
474,643.62
0.00
20.00%
20.01%
30/360
4.853000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3FX
30
729,450.00
729,450.00
729,450.00
0.00
20.00%
20.01%
30/360
4.863000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
611,364.95
611,364.95
611,364.95
0.00
20.00%
20.01%
30/360
5.046000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
490,298.73
490,298.73
490,298.73
0.00
20.00%
20.01%
30/360
4.979000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-6
30
317,687.50
317,687.50
317,687.50
0.00
20.00%
20.01%
30/360
5.083000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
306,699.90
306,699.90
306,699.90
0.00
20.00%
20.01%
30/360
4.940000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-7A
30
1,602,796.89
1,602,796.89
1,602,796.89
0.00
20.00%
20.01%
30/360
4.974000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-7B
30
231,782.03
231,782.03
231,782.03
0.00
20.00%
20.01%
30/360
5.035000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,834,637.53
1,834,637.53
1,834,637.53
0.00
20.00%
20.01%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
681,044.12
681,044.12
681,044.12
0.00
12.38%
12.38%
30/360
5.065000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
55,638.33
55,638.33
55,638.33
0.00
11.75%
11.76%
30/360
5.048086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
122,859.96
122,859.96
122,859.96
0.00
10.38%
10.38%
30/360
5.067086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
89,882.87
89,882.87
89,882.87
0.00
9.38%
9.38%
30/360
5.097086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
146,548.41
146,548.41
146,548.41
0.00
7.75%
7.76%
30/360
5.114086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
78,910.35
78,910.35
78,910.35
0.00
6.88%
6.88%
30/360
5.114086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
101,454.95
101,454.95
101,454.95
0.00
5.75%
5.75%
30/360
5.114086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
90,182.65
90,182.65
90,182.65
0.00
4.75%
4.75%
30/360
5.114086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
135,276.11
135,276.11
135,276.11
0.00
3.25%
3.25%
30/360
5.114086489%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
31,479.47
31,479.47
31,479.47
0.00
2.88%
2.88%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,475.50
31,475.50
31,475.50
0.00
2.50%
2.50%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
41,971.30
41,971.30
41,971.30
0.00
2.00%
2.00%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
10,491.83
10,491.83
10,491.83
0.00
1.88%
1.88%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
31,475.50
31,475.50
31,475.50
0.00
1.50%
1.50%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
31,479.47
31,479.47
31,479.47
0.00
1.13%
1.13%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
94,431.49
94,431.49
94,428.64
2.85
0.00%
0.00%
30/360
4.760000000%
)
(2.85
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
61,948.88
61,948.88
61,948.88
0.00
NA
NA
30/360
0.035140556%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
213,044.63
213,044.63
213,044.63
0.00
NA
NA
30/360
0.123482898%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3FL Swap
29
21,027.24
21,027.24
21,027.24
0.00
NA
NA
Act/360
1.044111379%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3FL
29
77,597.76
77,597.76
77,597.76
0.00
20.00%
20.01%
Act/360
3.853130000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9,015,563.97
9,015,563.97
9,015,561.12
2.85
)
(2.85
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Revised Date:
ABN AMRO Acct: 722902.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 722902.1
Series 2005-C3
11-Oct-05
132
100.00%
2,114,729,903
99.93%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
355
5.15%
5.11%
0
0
0
0
12-Sep-05
132
100.00%
2,115,466,134
99.97%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
356
5.31%
5.28%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
A-1
36828QNQ5
AAA
NR
AAA
A-2
36828QNR3
AAA
NR
AAA
A-3FX
36828QPU4
AAA
NR
AAA
A-4
36828QNT9
AAA
NR
AAA
A-5
36828QNU6
AAA
NR
AAA
A-6
36828QNW2
AAA
NR
AAA
A-AB
36828QPV2
AAA
NR
AAA
A-7A
36828QPW0
AAA
NR
AAA
A-7B
36828QPX8
AAA
NR
AAA
A-1A
36828QNY8
AAA
NR
AAA
A-J
36828QNZ5
AAA
NR
AAA
B
36828QPB6
AA+
NR
AA+
C
36828QPC4
AA
NR
AA
D
36828QPD2
AA-
NR
AA-
E
36828QPE0
A
NR
A
F
36828QPG5
A-
NR
A-
G
36828QPH3
BBB+
NR
BBB+
H
36828QPJ9
BBB
NR
BBB
J
36828QPK6
BBB-
NR
BBB-
K
36828QPL4
BB+
NR
BB+
L
36828QPM2
BB
NR
BB
M
36828QPN0
BB-
NR
BB-

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
N
36828QPP5
B+
NR
NR
NR
8/25/05
B+
8/30/05
O
36828QPQ3
B
NR
NR
NR
8/25/05
B
8/30/05
P
36828QPR1
B-
NR
NR
NR
8/25/05
B-
8/30/05
Q
36828QPS9
NR
NR
NR
X-C
36828QPF7
AAA
NR
AAA
X-P
36828QPA8
AAA
NR
AAA
S
9ABSX036
NR
NR
NR
A-3FL Swap
9ABSX1750
NR
NR
NR
A-3FL
36828QPT7
AAA
NR
AAA

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CA
4.63%
1-May-10
GECM053A
Office
0.00
150,000,000
578,625
A
1
IL
5.04%
1-Jun-10
GECM053A
Office
0.00
129,800,000
545,160
2
NY
5.52%
1-Jun-15
GECM053A
Office
0.00
98,136,838
560,579
A
3
NY
5.37%
1-Jun-15
GECM053A
Office
0.00
90,000,000
402,678
A
4
CA
5.07%
1-Jul-10
GECM053B
Multifamily
0.00
90,000,000
380,025
A
5
FL
4.73%
1-Jul-15
GECM053A
Lodging
0.00
80,000,000
315,000
A
6
GA
4.89%
1-Jul-12
GECM053A
Retail
0.00
74,743,541
397,649
7
TX
5.63%
1-May-10
GECM053A
Office
0.00
70,700,000
331,709
B
8
TX
5.35%
1-Jul-12
GECM053A
Office
0.00
69,000,000
307,625
9
MD
5.04%
1-Aug-12
GECM053A
Office
0.00
61,750,000
259,350
10
NY
5.63%
1-Mar-10
GECM053A
Office
0.00
50,000,000
234,608
A
11
NY
5.14%
1-Jul-15
GECM053A
Office
0.00
44,854,035
245,296
B
12
DC
5.35%
1-Jul-10
GECM053A
Office
0.00
43,600,000
194,492
A
13
NY
5.00%
1-Sep-15
GECM053A
Office
0.00
41,000,000
170,731
A
14
XX
5.30%
1-Jul-15
GECM053A
Retail
0.00
39,077,384
217,679
15
TN
5.16%
1-Aug-15
GECM053B
Multifamily
0.00
28,936,376
158,526
16
OR
5.49%
1-Jun-15
GECM053A
Mixed Use
0.00
28,250,000
129,126
A
17
NY
5.25%
1-Jul-10
GECM053B
Multifamily
0.00
27,039,210
149,785
A
18
AZ
5.15%
1-Aug-15
GECM053B
Multifamily
0.00
26,975,000
115,768
A
19
VA
5.10%
1-Sep-15
GECM053B
Multifamily
0.00
26,500,000
112,625
A
20
CA
5.61%
1-Sep-15
GECM053A
Lodging
0.00
25,750,000
120,274
A
21
CA
5.02%
1-Sep-10
GECM053A
Office
0.00
19,200,000
80,320
A
22
VA
4.56%
1-Jul-15
GECM053B
Multifamily
0.00
18,918,000
71,888
A
23
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
CA
5.61%
1-Sep-15
GECM053A
Lodging
0.00
17,750,000
82,907
A
24
CA
5.13%
1-Jun-15
GECM053A
Retail
0.00
17,375,000
74,278
25
CA
5.00%
1-Jul-15
GECM053A
Industrial
0.00
16,300,000
67,917
A
26
NC
4.61%
1-Mar-12
GECM053B
Multifamily
0.00
16,180,000
62,158
A
27
TX
4.95%
1-Jun-15
GECM053A
Retail
0.00
16,000,000
65,973
A
28
IL
5.21%
1-Jul-15
GECM053A
Retail
0.00
15,649,905
86,307
29
CO
5.46%
1-Jun-15
GECM053A
Retail
0.00
15,000,000
68,250
30
HI
5.06%
1-Sep-15
GECM053A
Retail
0.00
14,800,000
62,407
31
AR
5.48%
1-Aug-15
GECM053A
Office
0.00
14,500,000
66,217
32
VA
4.56%
1-Jul-15
GECM053B
Multifamily
0.00
14,264,000
54,203
A
33
VA
5.19%
1-Jun-15
GECM053A
Retail
0.00
13,170,000
56,960
34
NC
5.24%
1-Sep-15
GECM053B
Multifamily
0.00
13,000,000
56,713
A
35
CO
5.13%
1-Aug-15
GECM053A
Retail
0.00
13,000,000
55,575
36
FL
5.48%
1-Sep-15
GECM053A
Office
0.00
13,000,000
59,367
A
37
VA
5.10%
1-Sep-15
GECM053B
Multifamily
0.00
12,960,000
55,080
A
38
AL
5.22%
1-Jun-15
GECM053A
Retail
0.00
12,800,000
55,648
A
39
CO
5.05%
1-Jul-15
GECM053A
Manufactured Housing
0.00
12,100,000
50,921
40
CA
5.54%
1-Jul-15
GECM053A
Retail
0.00
11,964,428
68,436
A
41
OR
4.85%
1-Aug-10
GECM053A
Manufactured Housing
0.00
11,842,221
62,637
A
42
PA
4.70%
1-Jul-10
GECM053B
Multifamily
0.00
11,830,000
46,334
A
43
PA
4.70%
1-Jul-10
GECM053B
Multifamily
0.00
11,759,400
46,058
A
44
CT
5.13%
1-Jul-15
GECM053A
Retail
0.00
11,680,000
49,922
A
45
TX
5.55%
1-Jun-15
GECM053A
Industrial
0.00
11,550,000
53,419
46
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
VA
5.11%
1-Jun-15
GECM053A
Retail
0.00
11,448,777
62,510
A
47
OK
5.25%
1-Jun-15
GECM053B
Multifamily
0.00
11,151,557
61,847
48
CA
5.09%
1-Jul-15
GECM053A
Industrial
0.00
10,875,000
46,110
A
49
GA
5.03%
1-Jul-15
GECM053B
Multifamily
0.00
10,600,000
44,467
A
50
AZ
5.16%
1-Jul-15
GECM053A
Retail
0.00
10,466,127
57,397
A
51
AZ
5.35%
1-Jul-15
GECM053A
Manufactured Housing
0.00
10,450,000
46,590
52
MA
4.69%
1-Aug-15
GECM053A
Retail
0.00
10,275,000
40,141
A
53
NY
5.07%
1-Jun-15
GECM053B
Multifamily
0.00
9,795,804
53,245
A
54
NY
5.30%
1-Aug-15
GECM053A
Retail
0.00
9,629,446
53,587
A
55
MD
5.28%
1-Aug-15
GECM053B
Multifamily
0.00
9,000,000
39,600
A
56
CA
4.98%
1-Jul-15
GECM053A
Retail
0.00
9,000,000
37,350
57
TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
8,880,000
37,000
A
58
PA
5.35%
1-Jul-15
GECM053A
Retail
0.00
8,772,778
49,140
A
59
PA
5.37%
1-Sep-15
GECM053A
Office
0.00
8,650,000
38,709
60
OR
4.93%
1-Aug-15
GECM053B
Multifamily
0.00
8,500,000
34,921
A
61
WA
5.09%
1-May-15
GECM053B
Multifamily
0.00
8,000,000
33,933
A
62
WA
5.17%
1-Jun-15
GECM053A
Retail
0.00
7,880,000
33,950
63
FL
5.69%
1-Jul-15
GECM053A
Lodging
0.00
7,468,200
46,930
A
64
WA
5.07%
1-Jul-15
GECM053A
Retail
0.00
7,176,328
38,973
A
65
VA
5.35%
1-Aug-15
GECM053A
Retail
0.00
6,985,249
39,089
A
66
TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
6,935,000
28,896
A
67
ND
5.35%
1-Aug-15
GECM053A
Office
0.00
6,885,459
38,531
68
IL
5.20%
1-Jul-15
GECM053A
Office
0.00
6,857,999
37,779
A
69
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
UT
5.16%
1-Jul-15
GECM053B
Multifamily
0.00
6,558,773
35,969
A
70
WA
5.23%
1-Aug-15
GECM053A
Self Storage
0.00
6,557,233
36,206
A
71
AR
4.98%
1-Aug-15
GECM053B
Multifamily
0.00
6,469,136
42,825
72
FL
5.18%
1-Jun-15
GECM053A
Retail
0.00
6,459,103
38,683
73
VA
5.38%
1-May-15
GECM053B
Multifamily
0.00
6,366,748
35,858
A
74
FL
4.95%
1-Jul-15
GECM053A
Manufactured Housing
0.00
6,300,000
25,988
75
SC
5.10%
1-Jun-15
GECM053B
Multifamily
0.00
6,240,000
26,520
A
76
FL
5.29%
1-Jul-15
GECM053B
Manufactured Housing
0.00
6,050,000
26,670
A
77
NY
5.25%
1-Jul-10
GECM053B
Multifamily
0.00
6,030,865
33,408
A
78
CA
5.45%
1-Jun-15
GECM053A
Self Storage
0.00
5,975,128
33,879
79
MD
5.08%
1-Aug-15
GECM053A
Office
0.00
5,681,852
33,588
A
80
TX
5.14%
1-Jul-15
GECM053A
Retail
0.00
5,700,000
24,415
81
CA
5.30%
1-Jul-15
GECM053A
Self Storage
0.00
5,578,146
32,536
A
82
FL
5.21%
1-Jul-15
GECM053A
Retail
0.00
5,482,451
30,235
83
AZ
5.35%
1-Jul-15
GECM053A
Manufactured Housing
0.00
5,300,000
23,629
84
IL
5.20%
1-Jul-15
GECM053A
Office
0.00
5,223,244
28,773
A
85
TX
5.29%
1-Aug-15
GECM053A
Retail
0.00
5,150,000
22,703
86
OR
4.85%
1-Aug-10
GECM053A
Manufactured Housing
0.00
5,078,088
26,860
A
87
TX
5.51%
1-May-15
GECM053A
Office
0.00
4,758,000
21,847
A
88
AZ
5.36%
1-Jun-15
GECM053A
Manufactured Housing
0.00
4,716,851
27,273
89
WA
4.83%
1-Aug-15
GECM053B
Multifamily
0.00
4,688,956
24,745
90
TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
4,520,000
18,833
A
91
SC
5.26%
1-Aug-15
GECM053A
Office
0.00
4,490,334
24,877
92
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
MO
5.40%
1-Jul-15
GECM053A
Retail
0.00
4,466,295
25,157
93
OR
5.01%
1-Aug-10
GECM053A
Manufactured Housing
0.00
4,414,982
23,781
94
IL
5.15%
1-May-15
GECM053A
Industrial
0.00
4,400,000
18,883
A
95
OR
5.01%
1-Aug-10
GECM053A
Manufactured Housing
0.00
4,340,152
23,378
96
FL
5.41%
1-Aug-15
GECM053A
Retail
0.00
4,280,654
29,361
97
NV
5.50%
1-Jul-15
GECM053A
Self Storage
0.00
4,300,000
19,708
98
CA
5.20%
1-May-15
GECM053A
Self Storage
0.00
4,050,000
17,550
A
99
TX
5.61%
1-Jun-15
GECM053A
Self Storage
0.00
4,008,879
23,132
100
FL
5.52%
1-Jul-15
GECM053A
Self Storage
0.00
3,950,000
18,170
101
TN
5.66%
1-Jun-15
GECM053A
Self Storage
0.00
3,890,000
18,348
102
WA
4.85%
1-Aug-10
GECM053B
Manufactured Housing
0.00
3,818,044
20,195
A
103
IL
5.57%
1-Jun-15
GECM053A
Industrial
0.00
3,734,850
21,457
A
104
ND
5.49%
1-May-15
GECM053B
Multifamily
0.00
3,730,981
21,269
105
CA
4.94%
1-Aug-15
GECM053A
Retail
0.00
3,600,000
14,811
A
106
CA
5.47%
1-Jul-15
GECM053A
Self Storage
0.00
3,600,000
16,410
A
107
NV
5.37%
1-Jul-15
GECM053A
Self Storage
0.00
3,588,913
20,148
108
NY
5.43%
1-Jun-15
GECM053A
Self Storage
0.00
3,485,429
19,719
109
TX
5.32%
1-Jul-15
GECM053A
Self Storage
0.00
3,464,178
19,340
A
110
MO
5.10%
1-Jul-15
GECM053B
Multifamily
0.00
3,401,160
22,793
111
TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
3,340,000
13,917
A
112
NC
5.65%
1-May-15
GECM053A
Retail
0.00
3,190,000
15,020
A
113
CA
5.50%
1-Jun-15
GECM053A
Self Storage
0.00
3,100,233
17,675
114
NC
4.95%
1-Aug-15
GECM053A
Self Storage
0.00
3,092,894
16,547
A
115
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Revised Date:
TX
5.13%
1-Jul-15
GECM053B
Manufactured Housing
0.00
3,089,934
16,889
116
CA
5.64%
1-Jun-15
GECM053B
Manufactured Housing
0.00
3,003,003
17,385
A
117
VA
5.61%
1-May-15
GECM053A
Mixed Use
0.00
2,985,183
17,241
A
118
NV
5.02%
1-Jul-15
GECM053A
Self Storage
0.00
2,890,355
15,603
119
FL
5.28%
1-Jul-15
GECM053A
Self Storage
0.00
2,687,697
16,228
A
120
CO
5.50%
1-Jul-15
GECM053A
Self Storage
0.00
2,520,000
11,550
121
NV
5.14%
1-Jul-15
GECM053A
Self Storage
0.00
2,400,000
10,280
122
WA
5.39%
1-Jul-15
GECM053B
Multifamily
0.00
2,350,000
10,555
A
123
NC
5.63%
1-Aug-15
GECM053A
Retail
0.00
2,295,437
13,247
124
TX
5.44%
1-Aug-15
GECM053A
Self Storage
0.00
2,288,000
10,372
A
125
FL
5.27%
1-Jun-15
GECM053A
Manufactured Housing
0.00
2,265,000
9,947
A
126
TX
5.25%
1-Jul-15
GECM053A
Retail
0.00
2,040,000
8,925
A
127
TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
2,000,000
8,333
A
128
NV
5.02%
1-Jul-15
GECM053A
Self Storage
0.00
1,893,681
10,223
129
TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
1,811,000
7,546
A
130
NM
5.39%
1-Aug-15
GECM053A
Retail
0.00
1,800,000
8,085
131
GA
5.51%
1-Jul-15
GECM053A
Retail
0.00
1,400,000
6,428
A
132
2,114,729,903
9,819,828
0
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Revised Date:
Cumulative
Current
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
1-Sep-05
574,875.00
574,875.00
0.00
A
1
1-Sep-05
555,666.33
555,666.33
0.00
A
3
1-Sep-05
398,178.75
398,178.75
0.00
A
4
1-Sep-05
377,775.00
377,775.00
0.00
A
5
1-Sep-05
313,666.67
313,666.67
0.00
A
6
1-Sep-05
329,352.41
329,352.41
0.00
B
8
1-Sep-05
233,358.23
233,358.23
0.00
A
11
1-Sep-05
243,050.73
243,050.73
0.00
B
12
1-Sep-05
192,312.33
192,312.33
0.00
A
13
1-Sep-05
169,705.83
169,705.83
0.00
A
14
1-Sep-05
128,419.79
128,419.79
0.00
A
17
1-Sep-05
149,108.48
149,108.48
0.00
A
18
1-Sep-05
115,093.33
115,093.33
0.00
A
19
1-Sep-05
111,962.50
111,962.50
0.00
A
20
1-Sep-05
119,630.21
119,630.21
0.00
A
21
1-Sep-05
79,840.00
79,840.00
0.00
A
22
1-Sep-05
71,415.45
71,415.45
0.00
A
23
1-Sep-05
82,463.54
82,463.54
0.00
A
24
1-Sep-05
67,101.67
67,101.67
0.00
A
26
1-Sep-05
61,753.67
61,753.67
0.00
A
27
1-Sep-05
65,173.33
65,173.33
0.00
A
28
1-Sep-05
53,846.60
53,846.60
0.00
A
33
1-Sep-05
56,387.50
56,387.50
0.00
A
35
1-Sep-05
59,041.67
59,041.67
0.00
A
37
1-Sep-05
54,756.00
54,756.00
0.00
A
38
1-Sep-05
54,474.67
54,474.67
0.00
A
39
1-Sep-05
67,837.26
67,837.26
0.00
A
41
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
1-Sep-05
62,340.59
62,340.59
0.00
A
42
1-Sep-05
46,038.42
46,038.42
0.00
A
43
1-Sep-05
45,763.67
45,763.67
0.00
A
44
1-Sep-05
49,338.27
49,338.27
0.00
A
45
1-Sep-05
61,745.75
61,745.75
0.00
A
47
1-Sep-05
45,566.25
45,566.25
0.00
A
49
1-Sep-05
43,937.00
43,937.00
0.00
A
50
1-Sep-05
56,873.54
56,873.54
0.00
A
51
1-Sep-05
39,627.25
39,627.25
0.00
A
53
1-Sep-05
52,999.82
52,999.82
0.00
A
54
1-Sep-05
53,345.89
53,345.89
0.00
A
55
1-Sep-05
39,375.00
39,375.00
0.00
A
56
1-Sep-05
36,482.00
36,482.00
0.00
A
58
1-Sep-05
48,920.83
48,920.83
0.00
A
59
1-Sep-05
34,708.33
34,708.33
0.00
A
61
1-Sep-05
33,733.33
33,733.33
0.00
A
62
1-Sep-05
46,555.52
46,555.52
0.00
A
64
1-Sep-05
38,613.77
38,613.77
0.00
A
65
1-Sep-05
38,914.12
38,914.12
0.00
A
66
1-Sep-05
28,491.29
28,491.29
0.00
A
67
1-Sep-05
37,607.18
37,607.18
0.00
A
69
1-Sep-05
35,586.03
35,586.03
0.00
A
70
1-Sep-05
35,878.13
35,878.13
0.00
A
71
1-Sep-05
35,698.76
35,698.76
0.00
A
74
1-Sep-05
26,208.00
26,208.00
0.00
A
76
1-Sep-05
26,519.17
26,519.17
0.00
A
77
1-Sep-05
33,257.37
33,257.37
0.00
A
78
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Revised Date:
1-Sep-05
33,445.56
33,445.56
0.00
A
80
1-Sep-05
32,396.68
32,396.68
0.00
A
82
1-Sep-05
28,642.68
28,642.68
0.00
A
85
1-Sep-05
26,732.40
26,732.40
0.00
A
87
1-Sep-05
21,728.20
21,728.20
0.00
A
88
1-Sep-05
18,569.67
18,569.67
0.00
A
91
1-Sep-05
18,773.33
18,773.33
0.00
A
95
1-Sep-05
17,448.75
17,448.75
0.00
A
99
1-Sep-05
20,099.20
20,099.20
0.00
A
103
1-Sep-05
21,363.61
21,363.61
0.00
A
104
1-Sep-05
14,631.00
14,631.00
0.00
A
106
1-Sep-05
16,320.00
16,320.00
0.00
A
107
1-Sep-05
19,253.32
19,253.32
0.00
A
110
1-Sep-05
13,721.83
13,721.83
0.00
A
112
1-Sep-05
14,939.83
14,939.83
0.00
A
113
1-Sep-05
16,392.04
16,392.04
0.00
A
115
1-Sep-05
17,309.45
17,309.45
0.00
A
117
1-Sep-05
17,042.06
17,042.06
0.00
A
118
1-Sep-05
16,160.21
16,160.21
0.00
A
120
1-Sep-05
10,496.67
10,496.67
0.00
A
123
1-Sep-05
10,315.07
10,315.07
0.00
A
125
1-Sep-05
9,890.50
9,890.50
0.00
A
126
1-Sep-05
8,806.00
8,806.00
0.00
A
127
1-Sep-05
8,216.67
8,216.67
0.00
A
128
1-Sep-05
7,440.19
7,440.19
0.00
A
130
1-Sep-05
6,393.33
6,393.33
0.00
A
132
6,366,900.45
6,366,900.45
Total
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Historical Collateral Level REO Report
Property
Type
Revised Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722902.1
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Defeased Loans
Revised Date:
Disclosure
Control #
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Revised Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Revised Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Revised Date:
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
23-Jan-06
11-Oct-05
12-Sep-05
10-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Revised Date:
23-Jan-2006 - 11:59 (W992-X036) (c) 2005 LaSalle Bank N.A.